SECURITIES AND EXCHANGE COMMISSION Washington, D.C 20549.
---------------------------------- FORM 8-K CURRENT REPORT -----------------------------------
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 3, 2003
Commission File Number 0-1678
BUTLER NATIONAL CORPORATION (Exact name of Registrant as specified in its charter)
Kansas (State of Incorporation)	41-0834293 (I.R.S. Employer Identification No.)
19920 West 161st Street, Olathe, Kansas 66062 (Address of Principal Executive Office)(Zip Code)
Registrant's telephone number, including area code: (913) 780-9595
Former name, former address and former fiscal year if changed since last report: Not Applicable
Common Stock $.01 Par Value (Title of Class)

Item 5.	Other Events

Butler National Corporation reported that on June 3, 2003 they issued a press release announcing that Arizona's 5th District Congressman J.D. Hayworth and officials from the Boeing Company visit Tempe plant. See attached Exhibit 99.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BUTLER NATIONAL CORPORATION (Registrant)
June 3, 2003 Date	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
June 3, 2003 Date	/S/ Angela D. Seba Angela D. Seba (Chief Financial Officer)